UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 31, 2016

SILVER HILL MINES, INC.

(Exact Name of registrant as specified in its Charter)

Nevada	000-53236	91-1257351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rockefeller Plaza, 10th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

(212) 935-8400

(Registrant’s telephone number, including area code)

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR         240-14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

On November 3rd, 2016, the Company authorized the issuance of one hundred and fifty thousand (150,000) common shares to Infinite Grounds LLC, 5852 North 7th Street, Philadelphia, PA 19120 for services rendered at a value of $0.25 per share or $37,500, and one hundred thousand (100,000) common shares to Julette Zamichieli, 1313 West Roosevelt Blvd., Philadelphia, PA 19140 for services rendered of $0.25 per share or $25,000.

Item 8.01 – Other Items

On August 31st, 2016, the company's Air In Line device was granted a Patent by the European Union and on October 28th, 2016, the Patent was granted for the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2016

SILVER HILL MINES, INC.

/s/ George Clair

______________________________

By:  George Clair

Title:  President